Rent-A-Center: Second Quarter 2021 Earnings Review

Important Notices 2 Forward-Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding our goals, plans and projections with respect to our operations, financial position and business strategy. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," “maintain,” "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. Such forward-looking statements are based on particular assumptions that our management has made in light of its experience and its perception of expected future developments and other factors that it believes are appropriate under the circumstances, and are subject to various risks and uncertainties. Factors that could cause or contribute to material and adverse differences between actual and anticipated results include, but are not limited to, (1) the impact on our business of the COVID-19 pandemic and related federal, state, and local government restrictions, including adverse changes in such restrictions or the potential re-imposition of such restrictions limiting our ability to operate or that of our retail partners or franchisees, and the continuing economic uncertainty and volatility that has resulted from such matters, and (2) the other risks detailed from time to time in the reports filed by us with the SEC, including our most recently filed Annual Report on Form 10-K, as may be updated by reports on Form 10-Q or Form 8-K filed thereafter. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication. Except as required by law, we are not obligated to, and do not undertake to, publicly release any revisions to these forward-looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Use of Non-GAAP Financial Measures This communication contains certain financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (GAAP), including (1) Non-GAAP diluted earnings per share (net earnings, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis), (2) Adjusted EBITDA (net earnings before interest, taxes, depreciation and amortization, as adjusted for special items) on a consolidated and segment basis and (3) Free Cash Flow (net cash provided by operating activities less capital expenditures). “Special items” refers to certain gains and charges we view as extraordinary, unusual or non-recurring in nature and which we believe do not reflect our core business activities. For the periods presented herein, these special items are described in the quantitative reconciliation tables included in the appendix of this communication. Because of the inherent uncertainty related to the special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to any forecasted GAAP measure without unreasonable effort. These non-GAAP measures are additional tools intended to assist our management in comparing our performance on a more consistent basis for purposes of business decision-making by removing the impact of certain items management believes do not directly reflect our core operations. These measures are intended to assist management in evaluating operating performance and liquidity, comparing performance and liquidity across periods, planning and forecasting future business operations, helping determine levels of operating and capital investments and identifying and assessing additional trends potentially impacting our company that may not be shown solely by comparisons of GAAP measures. Consolidated Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe these non-GAAP financial measures also provide supplemental information that is useful to investors, analysts and other external users of our consolidated financial statements in understanding our financial results and evaluating our performance and liquidity from period to period. However, non-GAAP financial measures have inherent limitations and are not substitutes for or superior to, and they should be read together with, our consolidated financial statements prepared in accordance with GAAP. Further, because non-GAAP financial measures are not standardized, it may not be possible to compare such measures to the non-GAAP financial measures presented by other companies, even if they have the same or similar names. Note that all sources in this presentation are from Company reports and Company estimates unless otherwise noted.

3 Strong Performance and Momentum Key Metrics – 2021 Second Quarter Fundamentals Remain Strong Q2 2020 Q2 2021 Customers Rent-A-Center /Franchise/Mexico Acima Q2 2020 Q2 2021 Rent-A-Center Business Portfolio Macro environment remains constructive Customer trends are favorable:  Rent-A-Center Business segment portfolio is up mid-teens versus last year heading into the second half of 2021. Expect fewer early payouts Acima integration and strategic agenda are on track; making inroads with e-commerce Rent-A-Center Business segment positive momentum with e-commerce growth, execution, and strong margins

4 Evolving Secular Growth Story: Leading Omni-Channel Lease-To-Own Small Payments Gaining in Popularity Among Consumers Large Underserved Customer Base: ~40%- 50% of U.S. consumers have below average credit Technology Driven Business: Estimated 50%1 RCII Revenues are Digital RCII has identified ~50 million consumers who meet our target market criteria 1 Digital defined as virtual and e-commerce Note: B&M represents brick and mortar locations 2Q19 2Q20 2Q21 Revenue Mix B&M Digital 24% 50% 12% Very Poor 300-579 Fair 580-669 Good 670-739 Very Good 740-799 Exceptional 800-850 16% 18% 21% 25% 20% 701 FICO® Score Average score for Americans Source: according to Experian infographic

2021 Second Quarter Highlights

- Q2 2021 Consolidated Revenues of $1.2 billion +74.6% vs. last year; Consolidated pro forma revenues +21.6%
- Q2 2021 Adjusted EBITDA margin 15.2% +210 bps vs. last year on a pro-forma basis
- Non-GAAP Diluted EPS[1] of $1.63 +103.8% vs. last year
- Raised 2021 annual guidance for revenues, Adjusted EBITDA, EPS (Non-GAAP), and Free Cash Flow
- Announced new $250 million share repurchase authorization


Acima GMV
Year-over-Year Growth
50%
40%
30%
20%
10%
0%
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
43.3%


Rent-A-Center Business
2-Year Same Store Sales
30%
25%
20%
15%
10%
5%
0%
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
24.4%

Note: Same store sale methodology - Same store sales generally represents revenue earned in stores that were operated by us for 13 months or more and are reported on a constant currency basis as a percentage of total revenue earned in stores of the segment during the indicated period. The Company excludes from the same store sales base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store sales base in the 30th full month following account transfer. Due to the COVID-19 pandemic and related temporary store closures, all 32 stores in Puerto Rico were excluded starting in March 2020 and will remain excluded for 18 months.

Note: Pro forma figures assume business was owned during the corresponding prior year period

[1] Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation.

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6 ACIMA: MISSION AND VALUES

7 ACIMA: New Shopping Paradigm for the Financially Underserved Ecosystem Opportunity Durable Goods Retail Outlets Offering LTO Millions Estimated Total Addressable Market $40-$50B 40-50K Approaching $100B The Acima digital ecosystem provides partners and customers a platform to connect and transact in a seamless and repeatable manner that creates significant value to both parties

8 Q2 ACIMA Highlights Q2 revenues of $635 million +232% vs. last year; pro- forma revenue growth 29.7% Pro forma GMV +43% vs. last year led by new virtual retail partner additions and organic growth Adjusted EBITDA1 $87 million with Adjusted EBITDA margin of 13.7% vs. pro forma Adjusted EBITDA $60 million and 12.3% in the prior year period. Financial Results Business Highlights  Integration going well and on track to realize $25 million of synergies for 2021 and total annualized synergies of $40- $70 million Continued to optimize the organization, established a framework to support growth and a unified culture Established a well defined product roadmap Continue to make progress on pipeline of national accounts  Advanced marketing strategy development and implemented initial programs Note: Pro forma figures assume business was owned during the corresponding prior year period 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation.

Rent-A-Center Business Financial Highlights

Q2 2021 Highlights

- Same Store Sales: +16.6% year over year (+24.4% on a 2-year basis); 14th consecutive quarter of positive growth
- Q2 Ending Lease Portfolio: +16.6% year over year
- Skip / Stolen Losses: 2.3% of revenue, lower by 140 bps year over year
- Adjusted EBITDA[1]: +43% year over year, Adjusted EBITDA margin 25.9%
- E-commerce: over 20% of revenues vs. pre-Covid levels (12% of revenues in 2019)

Rent-A-Center Business Same Store Sales



Rent-A-Center Business
2-Year Same Store Sales
30%
25%
20%
15%
10%
5%
0%
24.4%
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21

Digital acceleration in the RAC business has generated over 36% growth in e-commerce revenues in the first half of 2021

Note: Same store sale methodology - Same store sales generally represents revenue earned in stores that were operated by us for 13 months or more and are reported on a constant currency basis as a percentage of total revenue earned in stores of the segment during the indicated period. The Company excludes from the same store sales base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store sales base in the 30th full month following account transfer. Due to the COVID-19 pandemic and related temporary store closures, all 32 stores in Puerto Rico were excluded starting in March 2020 and will remain excluded for 18 months.

[1] Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation.

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10 Rent-A-Center Business: Driving Sustainable, Profitable Growth 2021E Assumptions 2021 Financial targets  Same store sales expected to be low double digit range for the back half of the year  Skip/stolen losses projected in the range of 3.0% for remainder of the year  Adjusted EBITDA margin rates maintain in the low 20%+ second half of the year $2.04bn 2021E Revenue1 $490mm 2021E Adj. EBITDA1,2 1 Based on the midpoint of 2021E guidance 2 Adjusted EBITDA is a non-GAAP measure. Because of the inherent uncertainty related to items excluded from this non-GAAP measure (as described in the Appendix), management does not believe it is able to provide a meaningful forecast of the comparable GAAP measure or reconciliation to any forecasted GAAP measure without unreasonable effort.

11 Q2 2021 Financial Highlights Consolidated  Revenue growth +74.6% vs. last year; pro forma revenue growth +21.6% vs. last year  Adjusted EBITDA1: $182M +139.6%; pro forma growth +40.8%  Adjusted EBITDA margin: 15.2% of revenue, +410 bps vs. last year  Non-GAAP Diluted EPS1: $1.63, +104% vs. last year  Free cash flow1: $101M  Cash dividend of $0.31 per share for the third quarter of 2021 represents an increase of 6.9% vs. last year Balance Sheet 2  Cash: Ended Q2 2021 with $145M cash balance  Debt: $1.32B, paid down $55M on revolver during quarter  Liquidity: Ended Q2 2021 with over $600M in available liquidity  Pro Forma Leverage Ratio: Ended Q2 2021 at 1.7x 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation 2 In connection with the acquisition of Acima in February 2021, the Company refinanced its prior indebtedness and incurred substantial new indebtedness, as discussed in the Company’s Current Report on Form 8-K filed with the SEC on February 17, 2021. Note: Pro forma figures assume business was owned during the corresponding prior year period

12 2021 Increased Guidance Annual Guidance Consolidated 1,2 Low High Revenues ($bn) $4.550 $4.670 Adjusted EBITDA ($mm) 4 $660 $700 % revenues 14.5% 15.0% Diluted Non-GAAP EPS 4 $5.90 $6.40 Free Cash Flow ($mm) 3,4 $300 $350 Acima Segment (includes Preferred Lease) 1 Revenues ($bn) $2.340 $2.420 Adjusted EBITDA ($mm) 4, 5 $330 $350 % revenues 14.1% 14.5% Rent-A-Center Business Segment Revenues ($bn) $2.020 $2.060 Adjusted EBITDA ($mm) 4 $480 $500 % revenues 23.8% 24.3% 1 Acima 2021E financials based on ~10.5 months post-close of acquisition 2 Includes Rent-A-Center Business, Acima, Mexico, Franchise and Corporate segments 3 Free Cash Flow defined as net cash provided by operating activities less capital expenditures 4 Adjusted EBITDA, non-GAAP diluted earnings per share and free cash flow are non-GAAP measures. Because of the inherent uncertainty related to items excluded from these non-GAAP financial measures, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measure or reconciliation to any forecasted GAAP measure without unreasonable effort 5 Corporate expenses related to Acima of approximately $20M will be reflected in the Corporate segment

13 Funding current business and investing in organic growth opportunities I Opportunistic value enhancing M&AII Return capital to shareholders through a combination of dividends and share repurchases III Capital Allocation Priorities And Long Term Financial Targets Mid-Teens Consolidated Adj. EBITDA Margin (2023) $6.0bn Consolidated Revenue by 2023 Long Term Financial Targets 1.5x Maintain Net Leverage Focused on driving long-term value creation

Question and Answer

15 Q2 2021 Financial Highlights 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation. Q2 2021 In millions, except percentages and EPS Actual % of Total Revenue Rent-A-Center Business $506 42.4% Acima $635 53.2% Franchising $38 3.1% Mexico $15 1.3% Total Revenue $1,194 100.0% % of Segment Revenue Rent-A-Center Business $131 25.9% Acima $87 13.7% Franchising $6 15.2% Mexico $3 16.7% Corporate ($45) (3.7%) Adjusted EBITDA1 $182 15.2% Non-GAAP Diluted EPS1 $1.63 Selected Metrics Q2 2021 Cash $145 Debt (excluding financing fees) $1,325 Pro forma Net Debt to Adjusted EBITDA 1.7x

16 Reconciliation Of Net Earnings Per Share To Non-GAAP Diluted Earnings Per Share 1 Refer to slide 17 for additional details (in thousands, except per share data) Amount Per Share Amount Per Share Net Earnings 61,309$ 0.90$ 38,493$ 0.70$ Special items, net of taxes Other charges 1 58,382 0.87 5,818 0.10 Discrete income tax items1 (9,119) (0.14) (185) - Net earnings excluding special items 110,572$ 1.63$ 44,126$ 0.80$ 2021 2020 Three Months Ended June 30,

Reconciliation Of Operating Profit To Adjusted EBITDA (Consolidated And By Segment)

(in thousands)	Three Months Ended June 30, 2021					
	Rent-A-Center Business	Acima	Mexico	Franchising	Corporate	Consolidated
GAAP Operating Profit (Loss)	$ 126,487	$ 68,099	$ 2,420	$ 5,694	$ (96,181)	$ 106,519
Plus: Amortization, Depreciation	4,452	524	119	18	8,453	13,566
Plus: Special Items (Extraordinary, Unusual or Non-Recurring Gains or Charges)						
Acima equity consideration vesting	-	-	-	-	34,410	34,410
Acima acquired assets depreciation and amortization	-	18,388	-	-	3,972	22,360
Legal settlement reserves	-	-	-	-	3,500	3,500
Acima transaction costs	-	-	-	-	705	705
Acima integration costs	(4)	313	-	-	379	688
Store closure costs	115	-	1	-	-	116
Adjusted EBITDA	131,050	87,324	2,540	5,712	(44,762)	181,864

(in thousands)	Three Months Ended June 30, 2020					
	Rent-A-Center Business	Acima	Mexico	Franchising	Corporate	Consolidated
GAAP Operating Profit (Loss)	$ 85,132	$ 6,233	$ 1,052	$ 3,029	$ (41,811)	$ 53,635
Plus: Amortization, Depreciation	4,876	474	95	10	8,893	14,348
Plus: Special Items (Extraordinary, Unusual or Non-Recurring Gains or Charges)						
Legal settlement reserves	-	-	-	-	4,400	4,400
Cost savings initiatives	175	45	-	-	1,002	1,222
State tax audit assessment reserves	261	-	-	-	564	825
Nationwide protest impacts	703	-	-	-	-	703
COVID-19 impacts	355	115	-	-	-	470
Store closure costs	452	-	7	-	-	459
Insurance reimbursement proceeds	(158)	-	-	-	-	(158)
Adjusted EBITDA	91,796	6,867	1,154	3,039	(26,952)	75,904

17

18 Reconciliation Of Net Cash Provided By Operating Activities To Free Cash Flow (in thousands) 2020 2020 Net cash provided by operating activities 114,725$ 207,319$ 250,518$ 254,719$ Purchase of property assets (14,013)$ (5,599) (25,401) (14,750) Hurricane insurance recovery proceeds - 158 - 158 Free cash flow 100,712$ 201,878$ 225,117$ 240,127$ Proceeds from sale of stores -$ - - 187$ Acquisitions of businesses (5,639)$ - (1,273,542) - Free cash flow including acquisitions and divesitures 95,073$ 201,878$ (1,048,425)$ 240,314$ 2021 2021 Three Months Ended June 30, Six Months Ended June 30,